Exhibit 99.1

SVB FINANCIAL GROUP TO EXPLORE STRATEGIC ALTERNATIVES

Operations Continuing at SVB Capital and SVB Securities

SANTA CLARA, Calif., March 13, 2023 /PRNewswire/ — SVB Financial Group (“SVBFG”) (NASDAQ: SIVB) announced today that its Board of Directors has appointed a restructuring committee consisting of five independent directors to explore strategic alternatives for the holding company and its SVB Capital and SVB Securities businesses, as well as its other assets and investments. Both of these businesses are separate divisions of SVBFG and not part of Silicon Valley Bank, which is undergoing resolution under the jurisdiction of the Federal Deposit Insurance Corporation (“FDIC”) and Federal Reserve.

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SVB Capital is a venture capital and private credit fund platform with deep roots in the innovation economy. The platform will continue to operate and deliver high-quality services to clients through its existing management team, which has a proven track record of success. SVB Capital funds are separate legal entities, distinct from Silicon Valley Bank. Its investor commitments and portfolio investments are owned by the SVB Capital funds and are not subject to the resolution process underway for Silicon Valley Bank. SVB Capital maintains underwriting and investment committee processes that are separate from Silicon Valley Bank.

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SVB Securities is a leading investment bank serving the innovation economy. It continues to offer clients its differentiated sector knowledge, deep expertise, and an extensive suite of capital market and advisory solutions. The resolution proceedings for Silicon Valley Bank will not directly impact the broker-dealer’s business operations, which continue uninterrupted under the management of SVB Securities leadership team. Since its acquisition in January 2019 by SVBFG, SVB Securities has maintained its financial and operational independence and has operated largely autonomously as a standalone subsidiary. The firm has a strong client base and solid financial position, with a healthy balance sheet, significant excess net regulatory capital, and no outstanding debt.

The members of the holding company’s restructuring committee are Eric Benhamou, Tom King, Kay Matthews, Mary Miller and Kate Mitchell. In addition to exploring potential transactions for the SVB Capital and SVB Securities businesses, the committee will explore all alternatives for addressing the approximately $3 billion of funded debt held by the holding company, which is recourse only to SVB Financial Group and is not guaranteed by the subsidiaries. The holding company is being advised by Centerview Partners LLC, Sullivan & Cromwell LLP, and Alvarez & Marsal as financial, legal, and restructuring advisors, respectively, in conjunction with the committee’s activities.

About SVB Financial Group

Headquartered in Santa Clara, California, SVB Financial Group (Nasdaq: SIVB) is the holding company for SVB Capital and SVB Securities.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond SVB Financial Group’s control. Forward-looking statements are statements that are not historical facts and generally can be identified by the use of such words as “becoming,” “may,” “will,” “should,” “could,” “would,” “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words or comparable terminology. Although SVB Financial Group believes that the expectations reflected in SVB Financial Group’s forward-looking statements are reasonable, SVB Financial Group has based these expectations on its current beliefs as well as its assumptions, and such expectations may not prove to be correct. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside SVB Financial Group’s control. Forward-looking statements related to the offerings and SVB Financial Group’s actual results of operations and financial performance could differ significantly from those expressed in or implied by SVB Financial Group forward-looking statements. The forward-looking statements included in this disclosure are made only as of the date of this disclosure. SVB Financial Group does not intend, and undertakes no obligation, to update these forward-looking statements.

Media and Investor Contacts

SVB Financial Group

ir@svb.com